REAL ESTATE PURCHASE CONTRACT

This is a legally binding Contract. Utah State Law requires that licensed real estate agents use this form, but the Buyer and the Seller may legally agree in writing to alter or delete provisions of this form. If you desire legal or tax advice, consult your attorney or tax advisor.

                              EARNEST MONEY RECEIPT

The Buyer Allen Z. Wolfson offers to purchase the Property described below and delivers to Brokerage, N/A as Earnest Money Deposit $- 0 - in the form of N/A to be deposited within three business day after Acceptance of this Offer to Purchase by all parties.

_________________________________       Received by: _______ ___________________
Brokerage                                                     Phone Number

                                OFFER TO PURCHASE
1. PROPERTY:             The New Brigham Building,     2402 Wall Ave.      #302
 City:   Ogden          County:        Weber                          , Utah

1.1 INCLUDED ITEMS: Unless excluded herein, this sale shall include all fixtures presently attached to the Property: plumbing, heating, air-conditioning and venting fixtures and equipment, water heater, built-in appliances, light fixtures and bulbs, bathroom fixtures, curtains and draperies and rods, window and door screens, storm doors, window blinds, awnings, installed television antenna, satellite dishes and system, wall-to-wall carpets, automatic garage door opener and transmitter(s), fencing, trees and shrubs. The following personal property shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title: N/A

1.2 EXCLUDED ITEMS: These items are excluded from this sale:

2. PURCHASE PRICE AND FINANCING. Buyer agrees to pay for the Property as follows:

$  0         Earnest Money Deposit


$  0         Existing  Loan : Buyer agrees to assume and pay an existing  loan in this approximate  amount presently  payable at $ ___________ per month including principal, interest,(presently at ___ % per annum),
             [ ] real  estate  taxes,  [ ] property  insurance  premium  and [ ]
             mortgage  insurance  premium.  Buyer agrees to pay any transfer and assumption  fees.  Seller [ ] shall [ ] shall not be released  from liability on said loan. Any net differences between the approximate balance of the loan shown  above and the actual  balance at Closing
             shall    be     adjusted    in    [    ]    Cash    [    ]    Other
             ____________________________ .


$ 48,000 Proceeds form New Loan: Buyer reserves the right to apply for any of the following loans under the terms described below. [ ] Conventional [ ] FHA [ ] VA [ ] Other _____________________ .
             Seller agrees to pay $ - 0 - Toward Discount Points and Buyer's other loan and closing costs, to be allocated at Buyer's discretion. [ ] For a fixed rate loan: Amortized and payable over _______ years, interest shall not exceed _____ % per annum; monthly principal and interest payment shall not exceed $ ___________ , or
             [ ] For an Adjustable Rate Mortgage (ARM): Amortized and payable over ______ years; initial interest rate shall not exceed _____ % per annum; initial monthly principal and interest payments shall not exceed $ _______________ . Maximum Life Term interest shall not exceed ________ % per annum.

$ 12,000     Seller Financing: (See attached Seller Financing Addendum)
$    0       Other:
$    0       Balance of Purchase Price in cash at closing.
$ 60,000    TOTAL PURCHASE PRICE

2.1 Existing/New Loan Application. Buyer agrees to make application for a loan specified above within 20 Calendar days (Application Date) after Acceptance. Buyer will have made Loan Application only when Buyer has: (a) completed, signed, and delivered to the Lender the initial loan application and documentation required by the Lender; and (b) paid all loan application fees as required by the Lender. Buyer will continue to provide the Lender with any additional documentation as required by the Lender. If, within seven calendar days after receipt of written request from Seller, Buyer fails to provide to Seller written evidence that Buyer has made Loan Application by the Application Date, then Seller may, prior to the Qualification Date, the Property, in its current condition and for seller's exclusive remedy, the Earnest Money Deposit without the requirement of any further written authorization from Buyer.

2.2 Qualification. Buyer and the Property must qualify for a loan for which application has been made under section 2.1 within 90 calendar days (Qualification Date) after Acceptance . The Property is deemed qualified if, on or before the Qualification Date, the Property, in its current condition and for the Buyer's intended use, has appraised at a value not less than the Total Purchase Price. Buyer is deemed qualified if, on or before the Qualification Date , the Lender verifies in writing that Buyer has been approved as of the verification date.

2.3 Qualification Contingency. If Seller has not previously voided this Contract as provided in Section 2.1, and either the Property or Buyer has failed to qualify on or before the Qualification Date , either party may cancel this Contract by providing written notice to the other party within three calendar days after the Qualification Date, otherwise Buyer and the Property are deemed qualified. The Brokerage, upon receipt of a copy of such written notice, shall return to Buyer the Earnest Money Deposit without the requirement of any further written authorization of Seller.

3. CLOSING. This transaction shall be closed on or before 30 days following condo conversion approval . Closing shall occur when: (a) Buyer and Seller have signed and delivered to each other (or to the escrow/title company),all documents required by this Contract, by the Lender, by written escrow instructions and by applicable law; (b) the monies required to be paid under these documents have been delivered to the escrow / title company in the form of cashier's check collected or cleared funds. Seller and Buyer shall each pay one-half of the escrow Closing fee, unless otherwise agreed by the parties in writing. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated as set forth in this Section. Unearned deposits on tenancies shall be transferred to Buyer at Closing. Prorations set forth in this Section shall be made as of [x] date of Closing; [ ] date of possession; [ ]other ____________________________________________.

4. POSSESSION. Unless otherwise agreed in writing by the parties, Seller shall deliver possession to Buyer within 48 hours after Closing.

5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this Contract the Listing Agent Represents [x] Seller [ ] Buyer, and the Selling Agent Represents
[ ] Seller [x] Buyer. Buyer and Seller confirm that prior to signing this Contract written disclosure of the agency relationship(s) was provided to him/her.

6. TITLE TO PROPERTY AND TITLE INSURANCE. (a) Seller has, or shall have at Closing, free title to the Property and agrees to convey such title to Buyer by general warranty deed, free of financial encumbrances as warranted under Section 10.6; (b) Seller agrees to pay for, and furnish Buyer at Closing with, a current standard form Owner's policy of title insurance in the amount of the Total Purchase Price; (c) the title policy shall conform with Seller's obligations under subsections (a)and(b).Unless otherwise agreed under Section 8.4, the commitment shall conform with the title insurance commitment provided under
Section 7.

7 SELLER DISCLOSURES. No later than __________ calendar days after Acceptance, the Seller will deliver to the Buyer the following Seller Disclosures: (a) a Seller Property Condition Disclosure for the Property, signed and dated by Seller; (b) a commitment for the policy of title insurance required under
Section 6, to be issued by the title insurance company chosen by Seller, including copies of all documents listed as Exceptions on the Commitment; (c) a copy of all loan documents relating to any loan now existing which will encumber the Property after Closing; and, (d) a copy of all leases affecting the Property not expiring prior to Closing. Seller agrees to pay any title commitment cancellation charge under subsection (b).

8. CONTINGENCIES.  In addition to Qualification under Section 2.2 this offer is:
(a)subject to Buyer's approval of the content of each of the items referenced in
Section 7 above; and (b) [ X ] is [ ] is not subject to Buyer's approval of an inspection of the Property. The inspection shall be paid for by Buyer under
Section 11 and to make the Property available for the same.
      8.1 Buyer shall have 90 Calendar days after Acceptance in which to review the content of Seller Disclosures, and, if the inspection contingency applies, to complete and evaluate the inspection of the Property, and to determine, if, in Buyer's sole discretion, the content of all Seller Disclosures (including the Property Inspection ) is acceptable.
      8.2 If Buyer does not deliver a written objection to Seller regarding a Seller Disclosure, or the Property Inspection within the time provided in subsection 8.1 above, that document or inspection will be deemed approved or waived by Buyer.
      8.3 If Buyer objects, Buyer and Seller shall have seven Calendar days after receipt of the objections to resolve Buyer's objections. Seller my, but shall not be required to, resolve Buyer's objections. If Buyer's objections are not resolved within the seven calendar days, Buyer may void this Contract by providing written notice to Seller within the same seven calendar days. The Brokerage, upon receipt of a copy of Buyer's written notice, shall return to Buyer the Earnest Money Deposit without the requirement of any further written authorization from Seller. If this Contract is not voided by Buyer, Buyer's objection is deemed to have been waived. However, this waiver does not affect warranties under Section 11.

8.4 Resolution of Buyer's objections under Section 8.3 shall be in writing and shall be specifically enforceable as covenants of this Contract.

9. SPECIAL CONTINGENCIES. This offer is made subject to: The terms of attached Addendum # Are incorporated into this Contract by this reference.

10. SELLER'S LIMITED WARRANTIES. Seller's warranties to Buyer regarding the Property are limited to the following:
      10.1 When Seller delivers  possession of the Property to Buyer, it will be broom-clean and free of debris and personal belongings;
      10.2 Seller will deliver possession of the Property to Buyer with the plumbing, plumbed fixtures, heating, cooling, ventilating, electrical and sprinkler (indoor and outdoor) systems, appliances, and fireplaces in working order;
      10.3 Seller will deliver possession of the Property to Buyer with the roof and foundation free of leaks known to Seller;
      10.4 Seller will deliver possession of the Property to Buyer with any private well or septic tank serving the Property in working order and in compliance with governmental regulations;
      10.5  Seller  will  be  responsible   for  repairing  any  of  Seller's
moving-related damage to the Property.
      10.6 At Closing, Seller will bring current all financial obligations encumbering the Property which are assumed in writing by Buyer and will discharge all such obligations which Buyer has not so assumed;
      10.7 As of Closing, Seller has no knowledge of any claim or notice of an environmental, building, or zoning code violation regarding the Property which has not been resolved.

11. VERIFICATION OF WARRANTED AND INCLUDED ITEMS. After all contingencies have been removed and before Closing, the Buyer may conduct a "walk-through" inspection of the Property to determine whether or not items warranted by Seller in Section 10.1, 10.2, 10.3 and 10.4 are in the warranted condition and to verify that items included in Section 1.1 are presently on the Property. If any item is not in the warranted condition, Seller will correct, repair or replace it as necessary or, with the consent of Buyer and (if required) Lender, escrow an amount at Closing to provide for such repair or replacement. The Buyer's failure to conduct a "walk-through" inspection or to claim during the "walk-through" inspection that the Property does not include all items referenced on Section 1.1 or is not in the condition warranted in Section 10 , shall constitute a waiver of Buyer's rights under Section 1.1 and of the warranties contained in Section 10.
12. Changes during Transaction. Seller agrees that no changes in any existing leases shall be made, no new leases entered into, and no substantial alterations or improvements to the Property shall be undertaken without the written consent of the Buyer.


13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership, trust, estate, or other entity, the person executing this Contract on its behalf warrants his or her authority to do so and to bind Buyer or Seller.

14. COMPLETE CONTRACT. This instrument,together with its Addenda, any attached Exhibits, and Seller Disclosures constitute the entire Contract between the parties and supersedes all prior negotiations, warranties, understandings or contract between the parties. This Contract cannot be changed except by written agreement of the parties.

15. DISPUTE RESOLUTION. The parties agree that any dispute or claim relating to this Contract, including but not limited to the disposition of the Earnest Money Deposit and the breach or termination of this Contract, shall first be submitted to mediation in accordance with the Utah Real Estate Buyer/Seller Mediation Rules of the American Arbitration Association. Disputes shall include representations made by the parties, any Broker or other person or entity in connection with the sale, purchase, financing, condition or other aspect of the Property to which this Contract pertains, including without allegations of concealment, misrepresentation, negligence and/or fraud. Each party agrees to bear its own costs of mediation. Any Agreement signed by the parties pursuant to the mediation shall be binding. If mediation fails, the procedures applicable and remedies available under this Contract shall apply. Nothing in this Section 15 shall prohibit any party from seeking emergency equitable relief pending mediation. By marking this box[ X ], and adding their initials, the Buyer ( ), and the Seller ( ), agree that mediation under this Section 15 is not mandatory, but is optional upon agreement of all parties.

16. DEFAULT. If Buyer defaults, Seller may elect to either retain the Earnest Money Deposit as liquidated damages or to return the Earnest Money Deposit and sue Buyer to enforce Seller's rights. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer nay elect to either accept from Seller as liquidated damages a sum equal to the Earnest Money Deposit or sue Seller for specific performance and/or damages. If Buyer elects to accept the liquidated damages, Seller agrees to pay the liquidated damages to Buyer upon demand. Where a Section of this Contract provides a specific remedy, the parties intend that the remedy shall be exclusive regardless of rights which might otherwise available under common law.

17. ATTORNEY'S FEES. In any action arising out of this Contract, the prevailing party shall be entitled to costs and reasonable attorney's fees.

18. DISPOSITION OF EARNEST MONEY. The Earnest Money Deposit shall not be released unless it is authorized by: (a) Section 2, Section 8.3 or Section 15;
(b) separate written agreement of the parties; or (c) court order.

19. ABROGATION. Except for express warranties made in this Contract, the provisions of this Contract, shall not apply after Closing.

20. RISK OF LOSS. All risk of loss or damage to the Property shall be borne by Seller until Closing.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this transaction. Extensions must be agreed to in writing by all parties. Performance under each Section of this Contract which references a date shall be required absolutely by 5:00 P.M., Mountain Time on the stated date.

22. FACSIMILE (FAX) DOCUMENTS. Facsimile transmission of any singed original document, and re-transmission of any signed facsimile transmission, shall be the same as delivery of an original. If the transaction involves multiple buyers or Sellers, facsimile transmissions may be executed in counterparts.

23. ACCEPTANCE. Acceptance occurs when Seller or Buyer, responding to an offer or counteroffer of the other; (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or the other party's agent that the offer or counteroffer has been signed as required.

24. OFFER AND TIME FOR ACCEPTANCE. Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept this offer by [ ] AM [ ] PM Mountain Time, , , this offer shall lapse; and the holder of the Earnest Money Deposit shall return it to the Buyer.

   /s/ Allen Wolfson                                      10-10-97
(Buyer's Signature)                                     (Offer Date)

----------------------------------------                        ----------------
           (Notice Address)                                          (Phone)

--------------------------------------------------------------------------------
                        ACCEPTANCE/REJECTION/COUNTEROFFER

Acceptance of Offer to Purchase: Seller Accepts the foregoing offer on the terms and conditions specified above:
    __/s/ BonnieJean Tippets                          10-10-97
        (Seller's Signature)       Cyberstate, Inc      (Date)            (Time)

------------------------------------------------                ----------------
(Notice Address)                                                       (Phone)

Rejection: Seller Rejects the foregoing offer.

________________ (Seller's initials) ____________ (Date) _________________(Time)

[ ] Counter Offer: Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached Counter Offer #_____1______.

-------------------------------------------------------------------------------
                                DOCUMENT RECEIPT

State Law requires Broker to furnish Buyer and Seller with copies of this Contract bearing all signatures. (One of the following alternatives must therefore be completed).

A. [ ] I acknowledge receipt of a final copy of the foregoing Contract bearing all signatures:

 SIGNATURE OF SELLER                                SIGNATURE OF BUYER

-----------------------------    -------   -------------------------   ---------
                                 Date                                  Date
-----------------------------    -------   -------------------------   ---------
                                 Date                                  Date

B. [ ] I personally caused a final copy of the foregoing contract bearing all signatures to be mailed on _____________, 19______ by certified Mail and return receipt attached hereto to the [ ] Seller [ ] Buyer, Sent by _______________

  Seller's Initials ( ) Date __________ Buyer's Initials ( ) Date _____________

                          SELLER FINANCING ADDENDUM TO
                          REAL ESTATE PURCHASE CONTRACT

This is a legally binding Contract. Utah state law requires that licensed real estate agents use this form, but the Buyer and the Seller may legally agree in writing to alter or delete provisions of this form. If you desire legal or tax advice, consult your attorney or tax advisor.

THIS SELLER FINANCING ADDENDUM is made a part of that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of October 10 , 1997 , between Allen Z. Wolfson as Buyer, and Cyberstate, Inc. as Seller. The terms of this ADDENDUM are hereby incorporated as part of the REPC, and to the extent these terms conflict with or modify any provisions of the REPC, the terms of this Addendum shall control. All other terms of REPC not modified by this Addendum shall remain the same:

1.CREDIT DOCUMENTS: Seller's extension of credit to Buyer shall be evidenced by:
(X) Note and Deed of Trust ( ) Note and All-Inclusive Deed of Trust ( ) Other:__________________________________________________

2. CREDIT TERMS: The terms of the credit documents referred to in Section 1 above are as follows: $ 12,000 principle amount of the note (the "Note"); interest at 7 % per annum; payable at approximately $ $ N/A per N/A. The entire unpaid balance of principle plus interest is dune in N/A months from date of the Note. First payment due 30 days after close. Additional principal payments balloon payments or other terms as follows:
     Term of note shall be the same as buyers new loan term,

     Payments based on a 30 year amortization.

The credit documents referenced in Section 1 of the ADDENDUM will contain a due-on-sale clause in favor of Seller. Buyer [ ] will [ ] will not provide Seller at Closing with a lender's title policy insuring Seller in the amount of the Note. Seller agrees to provide to Buyer at Settlement: (a) an amortization schedule based on the above terms; (b) a written disclosure of the total interest Buyer will pay to maturity of the Note.

3. TAXES AND ASSESSMENTS. In addition to the payments referenced in Section 2 above, Buyer shall also be responsible for: (i) property taxes; (ii) homeowners association dues; (iii) special assessments; and (iv) hazard insurance premiums on the Property. These obligations will be paid. ( ) directly to Seller/Escrow Agent on a monthly basis (X ) directly to the applicable county treasurer; association; and insurance company as required by those entities.

4.PAYMENT. Buyer's payments under Section 2 and 3 above will be made to: (X) Seller ( ) an ESCROW AGENT. If an Escrow Agent N/A will act as Escrow Agent and will be responsible for disbursing payments on any underlying mortgage or deed of trust ( the "underlying mortgage") and to the Seller. Cost of setting up the escrow account shall be paid by: ( ) Buyer ( ) Seller ( ) split evenly between the parties.

5. LATE PAYMENT/PREPAYMENT. Any payment not made within 30 days after it is due is subject to a late charge of $ 25.00 or --5--% of the installment due. Amounts in default shall bear interest at a rate of 14 % per annum. All or part of the principal balance on the Note may be paid prior to maturity without penalty.

6. DUE-ON-SALE. This transaction is subject to Buyer's approval of the terms of any underlying loan as provided in Section 8 of the REPC. Buyer acknowledges that any underlying loan on the Property may contain a due-on-sale clause which requires the lender's consent to this transaction If the lender does not consent to this transaction and calls the loan immediately due, Buyer agrees to discharge the underlying loan as required by the lender. In such event, Seller's remaining equity shall be paid as provided in the credit documents.

7. BUYER DISCLOSURES. Buyer has provided to Seller, as a required part of this ADDENDUM, the attached Buyer Financial Information Sheet Part B. Buyer ( ) WILL ( X ) WILL NOT provide Seller with copies of IRS returns for the two preceding tax years. Buyer acknowledges that Seller may contact Buyer's current employer for verification of employment as represented by Buyer in the Buyer Financial Information Sheet.

8. SELLER APPROVAL. Within the time referenced in Section 7 of the REPC, Buyer shall provide to Seller, at Buyer's expense, a current credit report on Buyer from a consumer credit reporting agency. Seller may use the credit report and the information contained in the credit report and the information referenced in
Section 7 of this Addendum (collectively referred to as the "Buyer Disclosures") to evaluate the credit-worthiness of Buyer.
Seller agrees to maintain confidential all information contained in the Buyer disclosures.
   8.1 Seller Review. Within the time period allowed in Section 8.1 of the REPC, Seller shall review the credit report and Buyer Disclosures to determine if, in Seller's sole discretion, the content of the credit report, and the Buyer Disclosures, is acceptable. If the content of the credit report or the Buyer Disclosures is not acceptable to Seller, Seller may elect to either: (i) provide written objections to Buyer as provided in Section 8.2 of this Addendum; or (ii) immediately void the REPC by providing written notice to Buyer within the time referenced in Section 8.1 of the REPC. The Brokerage , upon receipt of a copy of Seller's written notice of cancellation, shall return to Buyer the Earnest Money Deposit without the requirement of any further written authorization from Seller.
     8.2 Seller Objections. If Seller does not immediately void the REPC as provided above, Seller may within the time period allowed in Section 8.1 of the REPC, provide Buyer with written objections. Buyer and Seller shall have seven calendar days after Buyer's receipt of the objections to resolve Seller's objections. Buyer may, but shall not be required to, resolve Seller's objections. If Seller's objections are not resolved within the seven calendar days, Seller may void the REPC by providing written notice to Buyer within the same seven calendar days. The Brokerage, upon receipt of a copy of Seller's written notice of cancellation, shall return to Buyer the Earnest Money Deposit without the requirement of any further written authorization from Seller.
    8.3 Failure to Object. If Seller does not deliver a written objection to Buyer regarding the credit report or a Buyer Disclosure within the time period allowed in Section 8.1 of the REPC, or if Seller does not void the REPC as provided in Sections 8.1 and 8.2 of this Addendum, any objection to the credit report and Buyer Disclosures will be deemed approved or waived by Seller. [ X ] Seller [ ] Buyer shall have until ________ [ ] A.M. [ ] P.M. Mountain Time _______________ , 19 ___ to accept these terms in accordance with Section 23 of the REPC. Unless so accepted, this offer shall lapse.

   /s/ Allen Wolfson                                            10-10-97
[ X] Buyer [ ] Seller Signature                               Date

[ ] Buyer [ ] Seller Signature                                Date

                        ACCEPTANCE/REJECTION/COUNTEROFFER
CHECK ONE:
[X ] ACCEPTANCE: [ ] Buyer [ X ] Seller hereby accepts these terms.
 /s/ BonnieJean Tippets                              10-10-97
[ ] Buyer [ X ] Seller Signature                        Date             Time

[ ] Buyer [ ] Seller Signature                          Date             Time

[ ] REJECTION: [ ] Seller [ ] Buyer rejects these terms.

       (Initials)                              (Date)                     (Time)

[ ] COUNTEROFFER: [ ] Seller [ ] Buyer presents as a counter offer the terms set forth on the attached Counter Offer # ______.

                                 ADDENDUM NO. 1
                                       TO
                          REAL ESTATE PURCHASE CONTRACT
                                   PAGE 1 OF 1

THIS IS AN [ ] ADDENDUM [ X ] COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with and Offer Reference Date of October 10 , 1997 , including all prior addenda and counteroffers, between Allen Wolfson as Buyer, and Cyberstate, Inc. as Seller, regarding the Property located at 2302 Wall Avenue, Unit# 302, Ogden, Utah . The following terms are hereby incorporated as part of the REPC:

    #1 Purchase price increased to $65,000

   #2 Seller carry back is $22,250 amortized over 15 years at 9%.
--------------------------------------------------------------------------------




      /s/ Allen Wolfson                  3/18/98
[ X  ] Buyer [  ] Seller Signature        Date           Time

    /s/ BonnieJean C. Tippets            3/18/98
[ ] Buyer [ X ] Seller Signature          Date           Time



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     Addendum #1 A to  Real-estate  Purchase  Contract  dated  10-10-97  between
Cyberstate, Inc. (Seller) and Allen Wolfson (Buyer)



This refers to financing only.


     The sales price will remain. The Carry back will 15% of the sale price or $9,000.00. Balance of Purchase price in Cash at Closing will be $6,000.





    /s/ BonnieJean C. Tippets        11-20-97  /s/ Allen Wolfson        11/20/97
          Seller                       Date          Buyer                 Date